SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
(Exact name of registrants as specified in their charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499	43-1843179
333-77499-01	43-1843177
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)    Charter Communications, Inc. ("Charter"), the indirect parent company and manager of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, has entered into an agreement setting forth the terms under which Mr. Jeffrey T. Fisher will serve as Executive Vice President and Chief Financial Officer of Charter. See Item 5.02 below for additional information.  A copy of Mr. Fisher's employment agreement and press release announcing his employment are being filed with  this report as Exhibits 10.1 and  99.1, respectively.

(b)    On January 26, 2006, CCO Holdings, LLC and CCO Holdings Capital Corp., our indirect subsidiaries, entered into a Waiver and Amendment agreement with JPMorgan Chase Bank, N.A. as Administrative Agent for J.P. Morgan Securities Inc., Credit Suisse, Cayman Islands Branch and Deutsche Bank Securities Inc. The parties agreed to amend the Senior Bridge Loan Agreement dated as of October 17, 2005 in order to permit CCO Holdings, LLC's parent company, CCH II, LLC, to issue a minimum of $400 million in senior notes the proceeds of which would be used to repay, but not permanently reduce, outstanding amounts due under the Amended and Restated Credit Agreement dated as of March 18, 1999 between Charter Communications Operating LLC and JPMorgan Chase Bank, N.A. as administrative agent. The availability amount of $600 million under the Senior Bridge Loan Agreement will only be reduced by proceeds from the note offering which are in excess of $275 million (assuming $450 million of proceeds, $425 million would remain available under the bridge loan).

A copy of the Waiver and Amendment is being filed with this report as Exhbit 10.2.

(c)    On January 26, 2006, CCH II, LLC and CCH II Capital Corp. (together, the Issuers), our indirect subsidiaries, entered into a purchase agreement (the "Agreement") with J. P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. as representatives of several purchasers.  In the Agreement, the Issuers agreed to issue and sell, in a private transaction under Rule 144A and Regulation S, $450 million in principal amount of 10.25% Senior Notes due 2010 (the "Notes").  In the Agreement, the Issuers agreed to issue the Notes with the benefit of a Registration Rights Agreement and under a Supplemental Indenture, each with terms substantially similar to the terms of the Issuers' existing 10.25% senior notes.  The Notes will bear interest at 10.25% per annum, payable on March 15 and September 15 of each year, will mature on September 15, 2010 and are redeemable at the Issuers' option on or after September 15, 2008 at various redemption prices beginning at 105.25% in September 2008 and declining to par in September 2009.  In addition, from the proceeds of certain equity offerings, we may redeem up to 35% of the Notes at 110.25% of their principal amount.

The Issuers intend to use the foregoing net proceeds to repay, but not permanently reduce, the outstanding debt balances under the existing revolving credit facility of our subsidiary, Charter Communications Operating, LLC.

A copy of the purchase agreement is being filed with this report as Exhibit 10.3.

Copies of the press releases announcing the sale and the pricing are being filed with this report as Exhibits 99.2 and 99.3.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION OF REGISTRANT.

The information in Item 1.01 (b) and (c) of this Form 8-K is hereby incorporated by reference to this Item 2.03.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Jeffrey T. Fisher, 43, has been appointed to the position of Executive Vice President and Chief Financial Officer, effective February 6, 2006. Prior to joining Charter, Mr. Fisher was employed by Delta Airlines, Inc. from 1998 to 2006 in a number of positions including Senior Vice President - Restructuring from September 2005 until January 2006, President and General Manager of Delta Connection, Inc. from January to September 2005, Chief Financial Officer of Delta Connection from 2001 until January 2005, Vice President of Finance, Marketing and Sales Controller of Delta Airlines in 2001 and Vice President of Financial Planning and Analysis of Delta Airlines from 2000 to 2001. Delta Airlines filed a petition under Chapter 11 of the Bankruptcy Code on September 14, 2005. Mr. Fisher received a BBM degree from Embry Riddle University and a MBA in International Finance from University of Texas in Arlington, Texas.

Charter and Mr. Fisher entered into an employement agreement, dated as of January 20, 2006 (the "Employment Agreement"), whereby Mr. Fisher will serve in an executive capacity as its Executive Vice President at a salary of $500,000, to perform such executive, managerial and administrative duties as are assigned or delegated by President and/ or Chief Executive Officer, including but not limited to serving as Chief Financial Officer. The term of the Employment Agreement is two years from the effective date. Under the Employment Agreement, Mr. Fisher will receive a signing bonus of $100,000 and he shall be eligible to receive a performance-based target bonus of up to 70% of salary and to participate in the Long Term Incentive Plan and to receive such other employee benefits as are available to other senior executives. Mr. Fisher will participate in the 2005 Executive Cash Award Plan commencing in 2006 and, in addition, Charter will provide the same additional benefit to Mr. Fisher that he would have been entitled to receive under the Cash Award Plan if he had participated in the Plan at the time of the inception of the Plan in 2005. He will also receive a grant of 50,000 restricted shares of Charter's Class A common stock, vesting in equal installments over a three-year period from employment date; an award of options to purchase 1,000,000 shares of Charter's Class A common stock under terms of the stock incentive plan on the effective date of the Employment Agreement; and in the first quarter of 2006, an award of additional options to purchase 145,800 shares of Charter's Class A common stock under the stock incentive plan. Those options shall vest in equal installments over a four-year time period from the grant date. In addition, in the first quarter of 2006, he will receive 83,700 performance shares under the stock incentive plan and will be eligible to earn these shares over a three-year performance cycle from January 2006 to December 2008.

Mr. Fisher will receive relocation assistance pursuant to Charter's executive homeowner relocation plan and the costs for temporary housing.  In the event that Mr. Fisher is terminated by Charter without "cause'' or for "good reason,'' as those terms are defined in the employment agreement, Mr. Fisher will receive his salary for the remainder of the term of the agreement or twelve months' salary, whichever is greater; a pro rata bonus for the year of termination; a lump sum payment equal to payments due under COBRA for the greater of twelve months or the number of full months remaining in the term of the agreement; and the vesting of options and restricted stock for as long as severance payments are made. The Employment Agreement contains a one-year non-compete provision (or until the end of the term of the agreement, if longer) and a two-year non-solicitation clause.

The full text of the Employment Agreement is filed herewith as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 1.01 and Item 5.02:

Exhibit Number	Description

10.1	Employment Agreement dated as of January 20, 2006 (Incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
10.2	Waiver and Amendment Agreement dated January 26, 2006 (Incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
10.3	Purchase Agreement dated January 26, 2006 (Incorporated by reference to Exhibit 10.3 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
99.1	Press Release dated as of January 23, 2006 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
99.2	Press Release dated as of January 24, 2006 (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
99.3	Press Release dated as of January 26, 2006 (Incorporated by reference to Exhibit 99.3 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: January 27, 2006

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President and General Counsel

  CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
  Registrant

Dated: January 27, 2006

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement dated as of January 20, 2006 (Incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
10.2	Waiver and Amendment Agreement dated January 26, 2006 (Incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
10.3	Purchase Agreement dated January 26, 2006 (Incorporated by reference to Exhibit 10.3 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
99.1	Press Release dated as of January 23, 2006 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
99.2	Press Release dated as of January 24, 2006 (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).
99.3	Press Release dated as of January 26, 2006 (Incorporated by reference to Exhibit 99.3 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).